CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Sep. 30, 2015	Dec. 31, 2014
Shareholders' equity
Share capital, par value (in dollars per share)	$ 0.01
Share capital, shares authorized	100,000,000	100,000,000
Share capital, shares issued	35,381,474	35,146,982
Share capital, shares outstanding	35,381,474	35,146,982
Treasury stock, shares	3,742,219	(3,323,262)